EXHIBIT 99.906 Cert

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Steven R. Champion, Chief Executive Officer of Consulting Group Capital Markets Funds (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1.    The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 6, 2007

/s/ Steven R. Champion
Steven R. Champion
Chief Executive Officer
Taiwan Greater China Fund

EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Cheryl Chang, Chief Financial Officer of the Taiwan Greater China Fund (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1.    The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 6, 2007

/s/ Cheryl Chang
Cheryl Chang
Chief Financial Officer
Taiwan Greater China Fund